SUPPORT AND LOCK UP AGREEMENT

To:	CounterPath Solutions, Inc.
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, BC V7X 1M3
Facsimile: 604-320-3399

Re:	Plan of Arrangement Involving CounterPath Solutions, Inc.,
6789722 Canada Inc. and NewHeights Software Corporation

1.

The undersigned acknowledges that CounterPath Solutions, Inc. (“Parent”), 6789722 Canada Inc. (“ExchangeCo”) and NewHeights Software Corporation (the “Company”) intend to effect a business combination by way of a plan of arrangement (the “Arrangement”) pursuant to an arrangement agreement (the "Arrangement Agreement") of even date herewith between Parent, ExchangeCo and the Company and, as an inducement and a condition to Parent entering into the Arrangement Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the undersigned), the undersigned covenants and agrees with Parent as set forth herein. For greater certainty, the undersigned is executing this agreement solely in his capacity as a holder of common shares of the Company as described in Section 2(a) below and not in any other capacity (including, without limitation, as a director or officer of the Company if applicable). Nothing contained herein shall restrict the undersigned, if a director or officer of the Company, from exercising his fiduciary duties as a director or officer of the Company, including in relation to the Arrangement or the transactions contemplated under the Arrangement Agreement, or, subject to the Company’s obligations under the Arrangement Agreement, from taking, or refraining to take, any action whatsoever as a director, officer, employee or agent of the Company.

2.	As of the date hereof, the undersigned represents and warrants to, and in the case of Section 2(e) covenants and agrees with, Parent that:

	(a)	the undersigned is the beneficial owner of, or controls, directly or indirectly, or has the irrevocable right to vote or cause to be voted in respect of the Arrangement, the number of common shares of the Company (“Common Shares”) as set forth on the signature page hereof. Such Common Shares may be referred to herein as the “Undersigned’s Shares”;

(b)

the undersigned has good and sufficient power, authority and right to exercise all voting rights in respect of such Common Shares and to transfer or cause to be transferred the legal and beneficial title to such securities to Parent, with good and marketable title thereto;

(c)

the undersigned is competent to execute and deliver this agreement and this agreement is a valid and binding agreement enforceable by Parent against the undersigned in accordance with its terms, subject to the usual exceptions as to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and the availability of equitable remedies;

(d)

the execution and delivery of this agreement and the fulfilment of the terms hereof by the undersigned does not and will not result in a breach of any agreement or instrument to which the undersigned is a party or by which the undersigned is contractually bound;

(e)

so long as the undersigned is required to vote the Undersigned's Shares in favour of the Arrangement hereunder, the undersigned will not, and will use its reasonable best efforts to cause its representatives and advisors not to, directly or indirectly:

(i)

solicit, initiate, invite, encourage or continue any inquiries or proposals from, or negotiations with, any person, company or other entity (other than Parent) relating to the purchase of Undersigned's Shares or any other securities of the Company, any amalgamation, merger or other form of business combination involving the Company, any sale, lease, exchange or transfer of any material assets of the Company, or any take-over bid, reorganization, recapitalization, liquidation or winding-up of or other business combination or other Arrangement involving the Company with any person other than Parent or any of its affiliates (a “Proposed Transaction”);

(ii)

enter into any agreement, discussions or negotiations with any person, company or other entity other than Parent or any of its affiliates with respect to a Proposed Transaction or a potential Proposed Transaction; or

(iii)

furnish or cause to be furnished any non-public information concerning the business, results of operations, assets, liabilities, prospects, financial condition or affairs of the Company or its subsidiary to any person, company or other entity other than Parent and its representatives, other than as disclosed prior to the date hereof, provided, that any acts taken by the undersigned in his capacity as a director, officer, employee or agent of the Company in connection with the consideration by the Company of any alternative acquisition proposal which are otherwise consistent with the Company’s obligations under the Arrangement Agreement shall not constitute a violation of this covenant.

3.	Parent represents and warrants to, and in the case of Section 3(c) covenants and agrees with, the undersigned that:

(a)

it is duly authorized to execute and deliver this agreement and this agreement is a valid and binding agreement enforceable by the undersigned against it in accordance with its terms, subject to the usual exceptions as to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and the availability of equitable remedies;

(b)

the execution and delivery of this agreement and the fulfilment of the terms hereof by Parent does not and will not result in a breach of any agreement or instrument to which it is a party or by which it is bound;

	(c)	it will not, and will use its reasonable best efforts to cause its directors, officers, employees, agents, representatives and advisors not to directly or indirectly:

(i)

furnish or cause to be furnished any non-public information concerning the business, results of operations, assets, liabilities, prospects, financial condition or affairs of Parent or its subsidiary to any person, company or other entity other than the Company and its directors, officers, employees, agents, representatives and advisors, other than as disclosed prior to the date hereof; or

(ii) take any action that might reasonably be expected to reduce the likelihood of success of the Arrangement;

(d)

promptly notify the undersigned upon any of Parent’s representations or warranties contained in this agreement becoming untrue or incorrect in any material respect during the period commencing on the date hereof and expiring at the relevant date (as defined below), and for the purposes of this provision, each representation and warranty shall be deemed to be given at and as of all times during such period (irrespective of any language which suggests that it is only being given as at the date hereof); and

	(e)	use Parent’s reasonable best efforts to cause Parent to perform its obligations under the Arrangement Agreement, to the extent such is within Parent’s power.

4.

Parent covenants and agrees with the undersigned that it shall use its reasonable best efforts to successfully complete the Arrangement, including co-operating with the Company in making all requisite regulatory filings and in obtaining all requisite regulatory approvals in relation thereto.

5.

The undersigned covenants and agrees with Parent that, until the earlier of (i) termination of this agreement as provided for in Section 7 hereof, and (ii) the effective date of the Arrangement (the “relevant date”), the undersigned will:

(a)

not (except as expressly permitted by this agreement or with the prior written consent of Parent) sell, assign, pledge, encumber, transfer or otherwise convey, dispose of, release or restrict in any manner the voting rights attached to any of the Undersigned’s Shares or agree to sell, assign, transfer, convey, dispose of or release or restrict in any manner the voting rights attached to any of the Undersigned’s Shares, except to a company wholly owned or controlled by the undersigned, or to a family trust of which the undersigned is a trustee and the beneficiaries of which are members of the undersigned's immediate family (an “Affiliate”) provided that such Affiliate agrees to be bound by the terms of this agreement and provided that the undersigned remains liable for the performance by such Affiliate of all terms and obligations of the undersigned hereunder, including, without limitation, pursuant to an offer made by a person other than Parent or any person acting jointly or in concert with Parent, except as provided below;

(b)

not exercise any dissent rights or other shareholder rights or remedies available at common law or pursuant to the Canada Business Corporations Act and regulations thereunder, or applicable securities laws to delay, hinder, upset or challenge the Arrangement;

(c)

promptly notify Parent upon any of undersigned’s representations or warranties contained in this agreement becoming untrue or incorrect in any material respect during the period commencing on the date hereof and expiring at the relevant date, and for the purposes of this provision, each representation and warranty shall be deemed to be given at and as of all times during such period (irrespective of any language which suggests that it is only being given as at the date hereof);

	(d)	notify Parent promptly if any such discussions or negotiations are sought or if any proposal in respect of a Proposed Transaction is received, being considered or indicated to be forthcoming;

(e)

exercise all voting rights attached to the Undersigned's Shares as set forth on the signature page to vote against any resolution to be considered by the shareholders of the Company that, if approved, could reasonably be considered to reduce the likelihood of the completion of the Arrangement; and

	(f)	use the undersigned’s reasonable best efforts to cause the Company to perform its obligations under the Arrangement Agreement, to the extent such is within the undersigned’s power.

6.

The undersigned hereby agrees, until the earlier of (i) termination of this agreement as provided for in Section 7 hereof, and (ii) the relevant date, to vote all of the Undersigned’s Shares in favour of:

	(a)	the Arrangement; and

(b)

any other matters presented by management of the Company for the approval of the Company Shareholders at any meeting thereof (including any adjourned meeting) (the “Meeting”) called to consider and approve the Arrangement, which are not inconsistent with the terms of this agreement or the terms of the Arrangement, including amendments thereto as contemplated herein.

7.	In the event that:

(a)

Parent is in breach or default in any material respect of any covenant of Parent in the Arrangement Agreement or any representation or warranty of Parent in the Arrangement Agreement is incorrect or untrue in any material respect, unless such material breach or material default is waived by the Company in accordance with the provisions of the Arrangement Agreement;

(b)

the Company or Parent, as the case may be, enters into an agreement, commitment or understanding with respect to any Acquisition Proposal (as defined in the Arrangement Agreement) in compliance with Section 4.3(d) of the Arrangement Agreement;

(c)

the Company receives an Acquisition Proposal which constitutes a Superior Proposal (as those terms are defined in the Arrangement Agreement) and the consideration for the Undersigned’s Shares under such Superior Proposal becomes payable and is paid;

	(d)	the Arrangement Agreement is terminated, other than as a result of any act or omission on the part of the undersigned;

	(e)	the Arrangement is not consummated by September 30, 2007; or

	(f)	if the terms of the Arrangement are amended in any material respect which adversely affects the undersigned,

the undersigned may terminate this agreement upon delivery of notice thereof by the undersigned by facsimile transmission or hand delivery to Parent at the address or facsimile number set out on the first page hereof.

8.	In the event that:

(a)

the undersigned has breached or failed to perform and satisfy any of its covenants or agreements herein contained in a material respect or any of the representations and warranties of the undersigned contained herein are not true and correct in a material respect; or

(b) the Arrangement Agreement is terminated other than as a result of any act or omission on the part of Parent,

the obligations hereunder of Parent shall terminate at the option of Parent upon written notice given by Parent to the undersigned by facsimile transmission or hand delivery to the undersigned at the address or by facsimile at the number set out on the signature page hereof.

9.

In the event of the termination of this agreement as provided in Sections 7 or 8 above, this agreement shall forthwith become void and of no further force or effect and there shall be no liability on the part of any party hereto, provided that the foregoing shall not relieve any party from any liability for any breach of this agreement prior to termination.

10.

The undersigned covenants that, so long as the undersigned is required to vote the Undersigned's Shares in favour of the Arrangement, the undersigned shall, acting reasonably, cooperate with Parent in obtaining all governmental and regulatory approvals required to permit Parent to complete the Arrangement in accordance with its terms and to acquire the Undersigned's Shares thereunder, as contemplated in the Arrangement Agreement.

11.

The undersigned agrees not to make any public disclosure or announcement of or pertaining to this agreement, the Arrangement Agreement or the Arrangement nor to disclose that any discussions or negotiations are taking place in connection therewith without the prior written consent of Parent except as required by law.

12.

No provision in this agreement shall require the undersigned to cause any officer or director of the Company to take any action, or refrain from taking any action, that is required by such person to fulfil his fiduciary legal obligations as an officer or director of the Company.

13.

Except as provided herein, this agreement may not be amended, altered or supplemented except upon the execution and delivery of a written amending agreement executed by each of Parent and the undersigned, respectively.

14.

Each of the parties recognizes and acknowledges that this agreement is an integral part of the Arrangement and that a breach by either party of any covenants or other commitments contained in this agreement will cause the other party to sustain injury for which it may not have an adequate remedy at law for money damages. Therefore, each of the parties agrees that in the event of any such breach, the other party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it or they may be entitled, at law or in equity, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

15.	Parent and the undersigned shall each pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this agreement and all documents and instruments executed or prepared pursuant to this agreement and any other costs and expenses whatsoever and howsoever incurred in connection herewith.

16.	This agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein (without regard to conflict of laws principles).

17.

Parent and the undersigned shall be entitled to rely on delivery of a facsimile copy hereof which shall be legally effective to create a valid and binding agreement of the undersigned and Parent in accordance with the terms hereof.

18.

This agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

19.	This agreement constitutes the entire agreement and understanding between the parties pertaining to the subject matter of this agreement.

Signature of Witness	Signature of Shareholder

Name of Witness (please print)	Name of Shareholder (please print)

Address and fax number of Shareholder

Number of Common Shares subject to this
Support and Lock Up Agreement

The foregoing is agreed and accepted as of the 15th day of June, 2007.

COUNTERPATH SOLUTIONS, INC.

Per:
Authorized Signatory